UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 3, 2016

FIRST TITAN CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-170315	27-3480481
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 North Rainbow Boulevard, Suite 300 Las Vegas, Nevada	89107
(address of principal executive offices)	(zip code)

(702) 448-8148

(registrant’s telephone number, including area code)

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01- Entry Into Material Definitive Agreements

AngioSoma Agreement and Plan of Reorganization

On June 3, 2016, we entered into an Agreement and Plan of Reorganization (the “Agreement”) with AngioSoma Research, Inc., a Texas corporation, a newly formed wholly owned subsidiary of First Titan Corp. (“First Titan” or the “Company”), AngioSoma, Inc., a Nevada corporation, and the stockholders of AngioSoma, Inc.  Pursuant to the Agreement, AngioSoma Research, Inc. will merge with and into AngioSoma, Inc.  First Titan’s name will change to AngioSoma, Inc. The surviving corporation, AngioSoma Research, Inc. will be domiciled in Texas as a wholly owned subsidiary of First Titan under its new name AngioSoma, Inc. The purchase price for the acquisition consists of the issuance by First Titan of 20,000,000 shares of our Common Stock, par value $0.001 per share to the stockholders of AngioSoma, Inc.

As required by Item 9.01 of Form 8-K, within 71 days after closing of the transaction described herein, the company will prepare and file with the SEC an amendment to this Form 8-K that includes the financial statements and pro forma financial information prepared pursuant to Regulation S-X of the Securities Exchange Act for the periods specified in Rule 3.05(b)(2) or Rule 8-04(b) thereunder.

ITEM 3.02 - Unregistered Sale of Equity Securities

In connection with the acquisitions described in Item 2.01 of this Report, effective June 17, 2016, the Company will issue a total of 20,000,000 shares of First Titan Common Stock to the existing stockholders of AngioSoma, Inc.

The shares will be issued without registration in reliance on the exemption in Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D thereunder.  The Company believes the exemption is available because the offering was made solely and only to the parties to the acquisitions described in this report following comprehensive due diligence investigation without any public offering or solicitation.

ITEM 5.01 – Change in Control of Registrant

Because of the acquisition described in Item 1.01 and the issuance of Common Stock shares described in Item 3.02, there will be a change in control effective on the closing date of the transaction described in Item 1.01.  The identity of the persons who acquired control, the basis of the control, the identity of the persons from whom the control was assumed, any arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters as well as the information required by Item 403(c) of Regulation S-K are included in the Information Statement filed pursuant to Section 14(f) of the Securities Exchange Act and SEC Rule 14f-1 on June 6, 2016.

ITEM 9.01 – Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

2.1	Agreement and Plan of Reorganization dated June 3, 2016 for the acquisition of AngioSoma, Inc.

99.1	Press Release of June 7, 2016 regarding the acquisition of AngioSoma, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TITAN CORP.

Dated: June 6, 2016	/s/ Sydney Jim
Sydney Jim
President, Secretary, Treasurer, Principal Executive Officer, Principal Financial and Accounting Officer and Sole Director